                                                                   Exhibit 10.37

                        AMERICAN RAILCAR INDUSTRIES, INC.
                           2005 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

     Unless otherwise defined herein, the terms defined in the 2005 Equity Incentive Plan shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which is incorporated herein by reference (together, the "Award Agreement").

PARTICIPANT (the "PARTICIPANT")

GRANT

The undersigned Participant has been granted an Option to purchase Common Stock of American Railcar Industries, Inc. (the "Company"), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

DATE OF GRANT              ______________________          TOTAL EXERCISE PRICE             ____________________

TYPE OF OPTION             [ ] Incentive Stock Option      TOTAL NUMBER OF SHARES GRANTED   ____________________

                           [ ] Nonstatutory Stock Option   TERM/EXPIRATION DATE             [5 YEARS]

EXERCISE PRICE PER SHARE   [FMV ON GRANT DATE]

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

            VESTING DATE               % OF GRANT (OR # OF SHARES) VESTED
------------------------------------   ----------------------------------
One year anniversary of Grant Date     33.33% of Grant
Two year anniversary of Grant Date     66.66% of Grant
Three year anniversary of Grant Date   100% of Grant

PARTICIPANT                             AMERICAN RAILCAR INDUSTRIES, INC.


-------------------------------------   ----------------------------------------
                                        By

-------------------------------------   ----------------------------------------
Print Name                              Title

                        AMERICAN RAILCAR INDUSTRIES, INC.
                                  STOCK OPTION
                                   AWARD TERMS

     1. Grant of Option. The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the "Option") to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "Exercise Price"), and subject to the terms and conditions of the 2005 Equity Incentive Plan (the "Plan"), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   Exercise of Option.

          i. Right to Exercise. This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement, including, without limitation, if the Participant is terminated for Cause as described more fully in
               Section 9 of the Plan, the Option shall immediately terminate.

          ii. Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

     3. Termination. This Option shall be exercisable for three months after Participant ceases to be an employee; provided, however, if the Relationship is terminated by the Company for cause, the Option shall terminate immediately. Upon Participant's death or Disability, this Option may be exercised for twelve months after the Relationship ceases. In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

     4. Participant's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") at the time this Option is exercised and as a condition of such exercise, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her investment representations as requested by the Company.

     5. Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

     7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

     8. Term of Option. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed five
          (5) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

     9. Notice of Disqualifying Disposition of Incentive Stock Option Shares. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

     10. Withholding. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option or the Shares issued upon exercise of this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes.

     11. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

     12. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE RELATIONSHIP AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     13. Confidentiality, Non-Compete and Non-Solicitation. Pursuant to the terms and conditions of the Plan, Participant has executed and delivered to the Company the Confidentiality, Non-Compete and Non-Solicitation Agreement attached hereto as Exhibit B.

     14. Participant Acknowledgement. Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

                                    EXHIBIT A

                           2005 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

American Railcar Industries, Inc.
100 Clark St.
St. Charles, MO 63301
Attention: President

     1. Exercise of Option. Effective as of today, ______________, 200_, the undersigned ("Participant") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "Shares") of American Railcar Industries, Inc. (the "Company") under and pursuant to the 2005 Equity Incentive Plan (the "Plan") and the Stock Option Award Agreement dated ____________, 200__ (the "Award Agreement").

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement.

     3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 3(c) of the Plan.

     5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

                        [SIGNATURES APPEAR ON NEXT PAGE.]

Submitted by:                           Accepted by:

PARTICIPANT                             AMERICAN RAILCAR INDUSTRIES, INC.


-------------------------------------   ----------------------------------------
                                        By

-------------------------------------   ----------------------------------------
Print Name                              Title

Address:                                Address:

                                        100 Clark St
                                        St. Charles, MO 63301
                                        Attention: President

                                        ----------------------------------------
                                        Date Received

                                    EXHIBIT B

                        CONFIDENTIALITY, NON-COMPETE AND

                           NON-SOLICITATION AGREEMENT

     This CONFIDENTIALITY, NON-COMPETE AND NON-SOLICITATION AGREEMENT (hereinafter referred to as "Agreement") made as of the ______ day of __________, 2006, between American Railcar Industries, Inc. a corporation incorporated under the laws of the State of Delaware (hereinafter referred to as "Company") and NAME: _____________________________ (hereinafter referred to as "Employee").

     WHEREAS, as a condition and inducement of the Company's employment of, participation in any equity incentive plans, or payment of any incentive owing to, and transfer of confidential information to the Employee, the Company has requested and the Employee has agreed to enter into this Agreement.

     NOW THEREFORE in consideration of the provisions contained herein including the Company's employment of and transfer of confidential information to the Employee, the Company and the Employee agree as follows:

     1.   DEFINITIONS

     (a) For purposes of this Agreement the terms:

          (i) "Affiliate" shall mean with respect to any specified Person, another Person which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person;

          (ii) "Company" shall mean American railcar Industries, Inc. and/or any of its subsidiaries, parent or related corporations;

          (iii) "Confidential Information" shall mean all information disclosed or otherwise made available to the Employee by the Company, Affiliates, employees or representatives, about or relating to the Company's, or any of its Affiliates' plans, business or activities, or employees, including, but not limited to the information set forth in any business plan of the Company and information concerning advertising, marketing plans and strategies, finances or financial condition, accounting, methods, processes, trade secrets,

          Intellectual Property, product and business plans, and current or potential customer, client, business partner or supplier lists and records, service charges, rates and fees, investments plans or projections, research in respect of acquired or potential target investments and communications and all Work Product;

          (iv) "Intellectual Property" shall mean all source-codes, object-codes, manuals and other documentation and materials (whether or not in written form) and all versions thereof, together with all other patents, licenses, trademarks, service marks, trade names (whether registered or unregistered), copyrights, proprietary computer software, proprietary inventions, proprietary technology, technical information, intellectual property, discoveries, designs, proprietary rights and non-public information, trade secrets, in each case, whether or not patentable;

          (v) "Person" an individual, corporation, partnership, trust or unincorporated organization, limited liability company, limited liability partnership, joint venture, joint stock company, any governmental agency or instrumentality or any other entity;

          (vi) "Work Product" shall mean all work product (tangible, recorded or otherwise, and without regard to the form or condition or state of completion) including, without limitation, Intellectual Property invented, created, assembled or developed in connection with, with respect to, for, or in relation to, the Company during the Employee's employment by the Company.

     2.   CONFIDENTIALITY

     (a) The Employee shall not (either during the continuance of the Employee's employment by the Company or at any time thereafter) disclose any Confidential Information to any Person other than designated employees of the Company, and all such Confidential Information, either in electronic, printed or verbal form will remain the property of the Company and shall not be used by the Employee (either during the continuance of employment by the Company or at any time thereafter) for Employees own purpose or for any purpose other than those of the Company. The Employee agrees that the Company will retain proprietary rights in the Confidential Information and disclosure to or awareness by the Employee of the Confidential Information shall not be deemed to confer any rights whatsoever to the Employee in respect of any part of the Confidential Information.

     (b) The restrictions and covenants set forth in (a) above applicable to the Confidential Information shall not apply to any portion of the Confidential Information that the Employee can clearly demonstrate is at the time of disclosure or thereafter generally available to and known by the public (other than as a result of its disclosure by the Employee in breach of his obligations herein).

     (c) In the event that the Employee is (i) requested by interrogatory, subpoena, deposition, civil investigation demand or other similar legal process or (ii) required by applicable laws, rules or regulations, to disclose any Confidential Information, the Employee shall provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order. If, failing the entry of a protective order, the Employee is, in the written opinion of its counsel, compelled to disclose Confidential Information, the Employee may disclose that portion of the Confidential Information which its counsel advises the Employee in such opinion that it is compelled to disclose. In any event, the Employee will not oppose, and shall assist, action by the Company in any such proceeding to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     3.   NON-COMPETE

The Employee covenants and agrees with the Company that during the continuance of employment, and for a period of one (1) year from the date on which Employee ceases to be an employee of the Company as a result of either the Employee's resignation or termination of employment by the Company for "Cause", as defined herein, the Employee will not:

     (1) within the territory(ies) or region(s) for which the Employee is or was responsible when employed, (if the Employee was assigned to a territory or region) or,

     (2) (if the employee did not have responsibility for a territory or region), within fifty miles from the location at which the employee performed work on behalf of the Company,

either directly or indirectly, as principal, agent, owner, employee, partner, investor, shareholder (other than solely as a holder of not more than 1% of the issued and outstanding shares of any public corporation), consultant, advisor or otherwise howsoever participate in, act for, or on behalf of, or for the benefit of, own, operate, carry on or engage in the operation of or have any financial interest in or provide, directly or indirectly, financial assistance to or lend money to or guarantee the debts or obligations of, any Person carrying on or engaged in any business that is competitive with or identical to the business conducted by the Company in the United States of America (the "Business"). For purposes of this Paragraph 3, any one of the following shall constitute "Cause":
(1) the Employee's material breach of this Agreement or Company policy; (2) the Company's default in performing its obligations under contracts with other persons or business entities, or Company's suffering of economic harm, if directly caused by the Employee; (3) the Employee's fraud with respect to the business or affairs of the Company or if the Employee is convicted of committing a felony or any crime involving moral turpitude; or (4) other misconduct by the Employee.

     4.   NON-SOLICITATION

     The Employee covenants and agrees with the Company that during the continuance of this employment, and for a period of one (1) year from the date on which he ceases to be an employee of the Company for any reason, the Employee shall not directly, or indirectly, for himself or for any other person or entity:

          (a) attempt to divert or, solicit, interfere with or endeavor to entice away from, or attempt to do any of the forgoing with respect to, the Company or its Affiliates, any customer, client or any Person in the habit of dealing with the Company or its Affiliates, with whom the Employee had contact with in a business capacity, was responsible for, or had knowledge of Confidential Information about, and the Employee shall refrain from committing any act which would in any manner jeopardize any relationship the Company has or may have with any customer, client or any person or entity;

          (b) interfere with, entice away, hire, encourage, or otherwise attempt to obtain the withdrawal of any employee of the Company or Affiliates in relation to the Business; or

          (c) advise any Person or entity not to do business with the Company or Affiliates in relation to the Business.

     5.   INJUNCTIVE RELIEF

Irreparable harm shall be presumed if the Employee breaches or threatens to breach any agreement, covenant or provision of this Agreement, and under such circumstances damages will be impossible to ascertain. Accordingly, the Employee agrees that in the event of any breach or threatened breach of this Agreement, the Company shall be entitled to an injunction and other equitable relief without being required to show irreparable harm, without posting any bond or security in connection therewith, and that any court of competent jurisdiction may immediately enjoin any breach or threatened breach of this Agreement. The equitable remedies contemplated hereby shall not be deemed to be exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity.

     6.   INVALIDITY

If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable; (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement; and
(d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

     7.   ACKNOWLEDGEMENT

The Employee acknowledges reading and understanding the terms and conditions of this Agreement, and that the Company has provided a reasonable opportunity for the employee, if the Employee so chooses, to seek independent legal advice prior to executing this Agreement.

     8.   GOVERNING LAW/JURISDICTION/SERVICE OF PROCESS

The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws. In any action between or among the parties arising out of this Agreement, (i) each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the State of New York; (ii) if any such action is commenced in a state court, then, subject to applicable law, neither party shall object to the removal of such action to any federal court located in the State of New York; (iii) each of the parties irrevocably waives the right to trial by jury; and (iv) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address of such party set forth in the signature page hereto, unless a party notifies the other in writing of a different address.

     9.   ENTIRE AGREEMENT/AMENDMENTS/WAIVERS/COUNTERPARTS/NOTICES

This Agreement shall constitute the entire agreement among the parties with respect to the matters covered hereby and shall supersede all previous written, oral or implied understandings among them with respect to such matters provided however, that nothing herein shall limit the Employee's responsibilities or the Company's rights under any business conduct policy. This Agreement or any of its provisions shall not be amended, waived or otherwise modified except by a writing executed by all of the parties hereto. No failure or delay by the Company in exercising its rights and remedies under or with respect to this Agreement shall operate as a waiver or bar any further exercise of such rights and remedies. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. All notices hereunder shall be given in writing delivered to the address of the recipient set forth on the signature page hereto.

     10.  MISCELLANEOUS

     (a) This Agreement does not alter, change or modify the employment-at-will relationship that exists between the Company and the Employee and nothing herein shall be construed as requiring cause for or advance notice of termination of employment.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, as the case may be. The Company may assign this Agreement to any affiliate of the Company and to any successor or assign of all or a substantial portion of the Company's business. The Employee may not assign or transfer any of his rights or obligations under this Agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Confidentiality, Non-Compete and Non-Solicitation Agreement as of the date first written above.

                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Employee Signature

                                        Employee Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        AMERICAN RAILCAR INDUSTRIES, INC.


                                        ----------------------------------------
                                        Name: James J. Unger
                                        Title: President and Chief Executive
                                               Officer